Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid Expenses and Other Current Assets
7	Prepaid Expenses and Other Current Assets

	December 31,
	2009	2010	2011
	RMB	RMB	RMB
Bidding and agency deposits to CCTV	37,064,000	10,543,000	12,143,000
Deferred business tax and related surcharges	10,733,566	16,166,210	5,985,635
Prepayment for advertising time slots	8,623,096	4,604,154	64,369,000
Capitalized project cost	2,701,267	4,202,896	7,027,884
Interests receivable	751,617	1,004,055	2,266,582
Advances to staff	3,760,306	65,600	6,600
Prepayment for share repurchase (Note 12)	—	3,716,276	1,515,792
Others	2,926,900	1,492,152	341,012
Total	66,560,752	41,794,343	93,655,505

Prepayment of RMB 60.5 million for CCTV-8 advertising time slots in 2012 was included in the balance of prepayment of advertising time slots at December 31, 2011, of which RMB 49.5 million is not refundable, which is recognized as expenses on a straight-line basis during the respective contract period in 2012.